Dec-2001                               1998-A

                                                                   Exhibit 99.11


                     MONTHLY STATEMENT TO CERTIFICATEHOLDERS
                                  SERIES 1998-A
                 CC MASTER CREDIT CARD TRUST II (Formerly Chevy
                       Chase Master Credit Card Trust II)


        RECEIVABLES
        -----------

        Beginning of the Month Principal Receivables:          $2,756,407,831.91
        Beginning of the Month Finance Charge Receivables:       $148,987,926.09
        Beginning of the Month Discounted Receivables:                     $0.00
        Beginning of the Month Total Receivables:              $2,905,395,758.00

        Removed Principal Receivables:                                     $0.00
        Removed Finance Charge Receivables:                                $0.00
        Removed Total Receivables:                                         $0.00

        Additional Principal Receivables:                                  $0.00
        Additional Finance Charge Receivables:                             $0.00
        Additional Total Receivables:                                      $0.00

        Discounted Receivables Generated this Period:                      $0.00

        End of the Month Principal Receivables:                $2,770,988,318.32
        End of the Month Finance Charge Receivables:             $148,890,576.71
        End of the Month Discounted Receivables:                           $0.00
        End of the Month Total Receivables:                    $2,919,878,895.03

        Special Funding Account Balance                                    $0.00
        Aggregate Invested Amount (all Master Trust II Series) $1,892,750,000.00
        End of the Month Transferor Amount                       $878,238,318.32
        End of the Month Transferor Percentage                            31.69%

        DELINQUENCIES AND LOSSES
        ------------------------

        End of the Month Delinquencies:

             30-59 Days Delinquent                                $72,414,343.09
             60-89 Days Delinquent                                $52,408,176.18
             90+ Days Delinquent                                  $93,208,495.39

             Total 30+ Days Delinquent                           $218,031,014.66
             Delinquent Percentage                                         7.47%

        Defaulted Accounts During the Month                       $19,296,502.32
        Annualized Default Percentage                                      8.40%

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Dec-2001                            1998-A                                Page 2


        Principal Collections                                    $321,797,181.62
        Principal Payment Rate                                            11.67%

        Total Payment Rate                                                12.57%

        INVESTED AMOUNTS

             Class A Initial Invested Amount                     $370,500,000.00
             Class B Initial Invested Amount                      $57,000,000.00
             Class C Initial Invested Amount                      $47,500,000.00
                                                                 ---------------
        INITIAL INVESTED AMOUNT                                  $475,000,000.00

             Class A Invested Amount                             $468,000,000.00
             Class B Invested Amount                              $72,000,000.00
             Class C Invested Amount                              $60,000,000.00
                                                                 ---------------
        INVESTED AMOUNT                                          $600,000,000.00

             Class A Adjusted Invested Amount                    $468,000,000.00
             Class B Adjusted Invested Amount                     $72,000,000.00
             Class C Adjusted Invested Amount                     $60,000,000.00
                                                                 ---------------
        ADJUSTED INVESTED AMOUNT                                 $600,000,000.00

        PREFUNDED AMOUNT                                                   $0.00

        FLOATING ALLOCATION PERCENTAGE                                    21.77%
        PRINCIPAL ALLOCATION PERCENTAGE                                   21.77%

             Class A Principal Allocation Percentage                      78.00%
             Class B Principal Allocation Percentage                      12.00%
             Class C Principal Allocation Percentage                      10.00%

        COLLECTIONS OF PRINCIPAL RECEIVABLES
        DURING THE MONTHLY PERIOD ALLOCATED
        TO SERIES 1998-A                                         $70,047,076.02

        COLLECTIONS OF FINANCE CHARGE RECEIVABLES
        DURING THE MONTHLY PERIOD ALLOCATED TO
        SERIES 1998-A                                             $9,444,778.42

        MONTHLY SERVICING FEE                                       $750,000.00

        INVESTOR DEFAULT AMOUNT                                   $4,200,358.63

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Dec-2001                             1998-A                               Page 3

        CLASS A AVAILABLE FUNDS
        -----------------------

        CLASS A FLOATING ALLOCATION PERCENTAGE                            78.00%

             Class A Finance Charge Collections                   $7,951,927.17
             Other Amounts                                                $0.00

        TOTAL CLASS A AVAILABLE FUNDS                             $7,951,927.17

             Class A Monthly Interest                               $771,202.51
             Class A Servicing Fee                                  $585,000.00
             Class A Investor Default Amount                      $3,276,279.73

        TOTAL CLASS A EXCESS SPREAD                               $3,319,444.93

        CLASS A REQUIRED AMOUNT                                           $0.00

        CLASS B AVAILABLE FUNDS
        -----------------------

        CLASS B FLOATING ALLOCATION PERCENTAGE                            12.00%

             Class B Finance Charge Collections                   $1,223,373.41
             Other Amounts                                                $0.00

        TOTAL CLASS B AVAILABLE FUNDS                             $1,223,373.41

             Class B Monthly Interest                               $133,146.54
             Class B Servicing Fee                                   $90,000.00

        TOTAL CLASS B EXCESS SPREAD                               $1,000,226.87
        CLASS B INVESTOR DEFAULT AMOUNT                             $504,043.03
        CLASS B REQUIRED AMOUNT                                     $504,043.03

        CLASS C FLOATING ALLOCATION PERCENTAGE                            10.00%

        CLASS C MONTHLY SERVICING FEE                                $75,000.00

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Dec-2001                             1998-A                               Page 4

        EXCESS SPREAD
        -------------

        TOTAL EXCESS SPREAD                                       $5,264,149.64

             Excess Spread Applied to Class A Required Amount             $0.00

             Excess Spread Applied to Class A Investor Charge Offs        $0.00

             Excess Spread Applied to Class B Required Amount       $504,043.03

             Excess Spread Applied to Reductions of Class B
             Invested Amount                                              $0.00

             Excess Spread Applied to Class C Required Amount       $559,991.32

             Excess Spread Applied to Reductions of Class C
             Invested Amount                                              $0.00

             Excess Spread Applied to Monthly Cash Collateral Fee   $125,000.00

             Excess Spread Applied to Cash Collateral Account             $0.00

             Excess Spread Applied to Spread Account                      $0.00

             Excess Spread Applied to Reserve Account                     $0.00

             Excess Spread Applied to other amounts owed to
             Cash Collateral Depositor                                    $0.00

             Excess Spread Applied to other amounts owed to
             Spread Account Residual Interest Holders                     $0.00

        TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE FOR
        GROUP I                                                   $4,075,115.29

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Dec-2001                               1998-A                             Page 5


     EXCESS FINANCE CHARGE COLLECTIONS -- GROUP I
     --------------------------------------------

     TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL SERIES
     IN GROUP I                                                 $12,971,293.74

     SERIES 1998-A EXCESS FINANCE CHARGE COLLECTIONS
     -----------------------------------------------

     EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO
     SERIES 1998-A                                                       $0.00

         Excess Finance Charge Collections applied to

         Class A Required Amount                                         $0.00

         Excess Finance Charge Collections applied to

         Class A Investor Charge Offs                                    $0.00

         Excess Finance Charge Collections applied to

         Class B Required Amount                                         $0.00

         Excess Finance Charge Collections applied to

         Reductions of Class B Invested Amount                           $0.00

         Excess Finance Charge Collections applied to

         Class C Required Amount                                         $0.00

         Excess Finance Charge Collections applied to

         Reductions of Class C Invested Amount                           $0.00

         Excess Finance Charge Collections applied to

         Monthly Cash Collateral Fee                                     $0.00

         Excess Finance Charge Collections applied to

         other amounts owed Cash Collateral Depositor                    $0.00

         Excess Finance Charge Collections applied to other amounts owed to Spread Account

         Residual Interest Holders                                       $0.00

     YIELD AND BASE RATE
     -------------------

         Base Rate (Current Month)                                       4.16%
         Base Rate (Prior Month)                                         4.35%
         Base Rate (Two Months Ago)                                      4.79%
                                                                         -----
     THREE MONTH AVERAGE BASE RATE                                       4.43%

         Portfolio Yield (Current Month)                                11.99%
         Portfolio Yield (Prior Month)                                  12.87%
         Portfolio Yield (Two Months Ago)                               12.69%
                                                                        ------
     THREE MONTH AVERAGE PORTFOLIO YIELD                                12.52%

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Dec-2001                              1998-A                              Page 6

     PRINCIPAL COLLECTIONS
     ---------------------

     TOTAL PRINCIPAL COLLECTIONS                                $70,047,076.02

     INVESTOR DEFAULT AMOUNT                                     $4,200,358.63

     REALLOCATED PRINCIPAL COLLECTIONS
         Allocable to Class C Interests                                  $0.00
         Allocable to Class B Certficates                                $0.00

     SHARED PRINCIPAL COLLECTIONS ALLOCABLE
     FROM OTHER SERIES                                                    0.00

     CLASS A SCHEDULED ACCUMULATION --
         Controlled Accumulation Amount                                  $0.00
         Deficit Controlled Accumulation Amount                          $0.00
     CONTROLLED DEPOSIT AMOUNT                                           $0.00

     CLASS B SCHEDULED ACCUMULATION --
         Controlled Accumulation Amount                                  $0.00
         Deficit Controlled Accumulation Amount                          $0.00
     CONTROLLED DEPOSIT AMOUNT                                           $0.00

     EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR
     PRINCIPAL SHARING                                          $74,247,434.65

     INVESTOR CHARGE OFFS
     --------------------

     CLASS A INVESTOR CHARGE OFFS                                        $0.00
     CLASS B INVESTOR CHARGE OFFS                                        $0.00
     CLASS C INVESTOR CHARGE OFFS                                        $0.00

     PREVIOUS CLASS A CHARGE OFFS REIMBURSED                             $0.00
     PREVIOUS CLASS B REDUCTIONS REIMBURSED                              $0.00
     PREVIOUS CLASS C REDUCTIONS REIMBURSED                              $0.00

     CASH COLLATERAL ACCOUNT

         Required Cash Collateral Amount                        $18,000,000.00
         Available Cash Collateral Amount                       $18,000,000.00

     TOTAL DRAW AMOUNT                                                   $0.00
     CASH COLLATERAL ACCOUNT SURPLUS                                     $0.00


                                         First USA Bank, National Association
                                         as Servicer

                                         By:    /s/ Tracie Klein
                                                -------------------------------
                                                Tracie H. Klein
                                                First Vice President